EXECUTION	Contract No. 204081-3

AMENDMENT NO. 3 (“AMENDMENT #3”)

TO THE

OVERTURE MASTER AGREEMENT (“ORIGINAL AGREEMENT”)

BETWEEN

OVERTURE SERVICES, INC.,

AND

VIEWPOINT CORPORATION

EFFECTIVE DATE OF ORIGINAL AGREEMENT: JANUARY 14, 2004

THIS AMENDMENT #3 to the above referenced Original Agreement is made and entered into as of October 18, 2005 (the “Third Amendment Effective Date”) by and between Overture Services, Inc. (“Overture”) and Viewpoint Corporation (“Publisher”), and amends the Original Agreement by and between Overture and Publisher (collectively with this Amendment #3, the “Agreement”).

In consideration of the mutual covenants contained herein, and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, Overture and Publisher desire to amend the Agreement as follows:

1.

Conflicts, Use of Terms. In the event of conflict between the terms and conditions of the Original Agreement and the terms and conditions of this Amendment #3, the terms and conditions of this Amendment #3 will control. All capitalized terms not defined herein will have the meaning assignment to them in the Agreement.

2.	Additional Toolbar Terms. The following is hereby inserted at the end of Section 2 of the Agreement:

For the avoidance of doubt, the terms and conditions attached as Exhibit 2 hereto, including any modifications, amendments, revisions, updates or restatements thereto or thereof, as mutually agreed to in writing by the parties, shall apply to the Toolbar.

3.	Term. The first sentence of Section 4 of the Agreement is hereby amended to read in its entirety as follows:

This Agreement shall commence as of the Effective Date and continue in force until March 17, 2008 (the “Initial Term”), unless earlier terminated in accordance with this Agreement.

4.	Exhibit 1-A. Exhibit 1-A to Overture Master Agreement is hereby deleted and replaced with the attached Updated Exhibit 1-A to Overture Master Agreement.
5.	Exhibit 1-B, Section A. Subsection 1 of Section A of Exhibit 1-B to the Agreement is hereby amended [***]
6.	Exhibit 1-B, Section C. The following Section C is hereby inserted immediately following Section B of Exhibit 1-B to the Agreement:

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***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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C.            Notwithstanding anything to the contrary contained in this Agreement, Publisher may create and distribute customized versions of the Toolbar for third parties; provided that [***]

7.	Exhibit 1-B Mock-ups. The mock-ups attached as Exhibits 1-B-1 through 1-B-5 to the Agreement are hereby deleted and replaced by the mock-ups attached hereto as Updated Exhibit 1-B Mock-ups.
8.	Exhibit 1-C. Exhibit 1-C to Overture Master Agreement is hereby deleted and replaced with the attached Updated Exhibit 1-C to Overture Master Agreement.
9.	Exhibit 2, Section A. Section A of Updated Exhibit 2 to Overture Master Agreement is hereby amended by inserting the following at the end thereof:

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10.	Exhibit 2, Section C. The first sentence of Section C of Updated Exhibit 2 to Overture Master Agreement is hereby amended in its entirety to read as follows:

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11.	Error Page Implementation. The following Section 6 is inserted following Section 5 of Rider A to the Agreement:
6.

Error Page Implementation. The terms and conditions set forth in Exhibit 2 to this Rider A shall apply when a User types an incomplete or otherwise improperly formed URL address query into the Address Bar (as defined in Exhibit 2).

12.	Error Implementation Exhibit. Exhibit 2 to Rider A, which is attached hereto, is hereby attached as Exhibit 2 to Rider A of the Agreement.
13.	No Other Modifications. Except as amended by this Amendment #3, the Agreement will remain in full force and effect in accordance with its terms.

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***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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This Amendment #3 has been executed by the duly authorized representatives of the parties as of the Third Amendment Effective Date.

VIEWPOINT CORPORATION By: /s/ Patrick Vogt Name: Patrick Vogt Title: CEO	OVERTURE SERVICES, INC. By: /s/ William Demas Name: William Demas Title: SVP & GM, YPS

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EXECUTION	Contract No. 204081-3

UPDATED EXHIBIT 1-A TO OVERTURE MASTER AGREEMENT

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***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 1-A - Page 1	CONFIDENTIAL

EXECUTION	Contract No. 204081-3

UPDATED EXHIBIT 1-B MOCK-UPS

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***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 1-B - Page 1	CONFIDENTIAL

EXECUTION	Contract No. 204081-3

UPDATED EXHIBIT 1-C TO OVERTURE MASTER AGREEMENT

The following mock-up represents a standard results page.

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***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 1-C - Page 1	CONFIDENTIAL

EXECUTION	Contract No. 204081-3

EXHIBIT 2 TO RIDER A

ERROR IMPLEMENTATION

A.	Definitions.
(a)	Address Bar: the field normally referred to as the address bar, through which a user can enter URLs, and from which Publisher redirects the user to Landing Pages and/or Error Results Pages.
(b)

Error Results: the content of Advertisers served from Overture’s paid marketplace databases in response to Queries from a Search Box, Hyperlinks or Address Bar, which responses are provided for display as sponsored listings. Error Results do not include Web Search Results.

(c)	Error Results Page: a webpage that displays Error Results.
(d)	Hyperlinks: words that are displayed in the form of hyperlinks, that generate a Query when clicked on or used by a User.
(e)	Landing Pages: the webpages hosted by Publisher that display Search Boxes and/or Hyperlinks, as shown in the mockups.
(f)	Query: a search query initiated from the Search Box, Hyperlink or Address Bar.
B.	Error Implementation. [***]

C.     Representations, Warranties and Covenants. Publisher represents and warrants that Publisher has the right to redirect each erroneous URL and that such redirection (1) does not violate the intellectual property rights of any third party; (2) does not violate any applicable law; (3) is not subject to any injunction; (4) is not libelous, defamatory, or obscene; and (5) does not violate the policies described below. If any of the foregoing (1)-(5) apply to Publisher’s redirection of a Query from the Address Bar, then Publisher shall not redirect such Query to any webpage associated with Overture, or on which Links or Results are available. Publisher will promptly notify Overture of any claim made or threatened against it concerning its redirection of Address Bar Queries.

D.     Overture Rights. Notwithstanding anything in this Agreement to the contrary and without limitation of Overture’s other rights and remedies, Overture may [***].

E.     Policies. Overture may change or add to clauses (a) through (f) below in its sole discretion by informing Publisher in writing (email sufficing). [***]

Violations of the policies include but are not limited to misuse of the feed provided by Overture, changes to the mapping determined by Overture’s technology and disapproved implementations of Landing Pages or Error Results Pages.

F.     Indemnity. Without limiting Publisher’s other indemnification obligations under this Agreement, Publisher will (a) indemnify, defend and/or settle, and pay damages awarded pursuant to, any third party claim brought against Overture, any Overture Related Party and any Advertiser, arising out of or related to any breach of this Error Implementation Exhibit; and (b) reimburse Overture for any reasonable payment made to its Advertisers in settlement of costs, attorneys fees and damages incurred by such Advertisers in connection with bona-fide, non-frivolous investigations or claims against such Advertisers, resulting from any breach of this Error Implementation Exhibit, even if no formal litigation claim has been brought against Overture or its Advertisers; provided that, in the case of clause (a) above, Overture promptly notifies Publisher in writing of any such claim, promptly tenders the control of the defense and settlement of any such claim to Publisher (at Publisher’s expense and with Publisher’s choice of counsel), and cooperates fully with Publisher (at Publisher’s request and expense) in defending or settling such claim, including but not limited to providing any information or materials necessary for Publisher to perform the foregoing. Publisher will not enter into any settlement or compromise of any such claim without Overture’s prior consent (which will not be unreasonably withheld or delayed).

G.    Misc. In the event of a conflict between the terms of this Error Implementation Exhibit and any other provision of the Agreement, the terms of this Error Implementation Exhibit will govern as to Error Results. In the event that any applicable law or regulation contains more stringent requirements than this Error Implementation Exhibit, Publisher will inform Overture and will comply with the more stringent requirement.

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***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 2 – Page 1	CONFIDENTIAL

EXECUTION	Contract No. 204081-3

ERROR RESULTS MOCK-UPS

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***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 2 – Page 2	CONFIDENTIAL

EXECUTION	Contract No. 204081-3

EXHIBIT 6

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***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 6 – Page 1	CONFIDENTIAL